Exhibit 10.1

Execution Version

SECOND AMENDMENT TO TERM LOAN CREDIT AGREEMENT

dated as of

June 19, 2018,

among

INSTALLED BUILDINGS PRODUCTS, INC.,

as the Borrower,

the other Loan Parties party hereto, the Participating Lenders and Fronting Bank party hereto,

and

ROYAL BANK OF CANADA,

as Administrative Agent

RBC CAPITAL MARKETS1,

as Lead Arranger and Bookrunner

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

SECOND AMENDMENT TO TERM LOAN CREDIT AGREEMENT

This SECOND AMENDMENT TO TERM LOAN CREDIT AGREEMENT, dated as of June 19, 2018 (this “Amendment”), among Installed Building Products, Inc., a Delaware corporation (the “Borrower”), ROYAL BANK OF CANADA (“RBC”), as administrative agent (in such capacity, the “Administrative Agent”) under the Credit Agreement referred to below, and each Participating Lender (as defined below) party hereto.

RECITALS:

WHEREAS, reference is made to the Term Loan Credit Agreement, dated as of April 13, 2017 (as amended by that First Amendment to the Term Loan Credit Agreement, dated as of November 30, 2017, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, including by this Amendment, the “Credit Agreement”), among the Borrower, the lenders or other financial institutions or entities from time to time party thereto and the Administrative Agent (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement), pursuant to which the Lenders provided the Borrower with Tranche B-1 Term Loans in an aggregate initial principal amount of $299,250,000 (the “Tranche B-1 Term Loans”);

WHEREAS, this Amendment constitutes an Incremental Facility Amendment and a Refinancing Amendment, and the Borrower is hereby notifying the Administrative Agent that it is requesting the establishment of Incremental Term Loans and Other Term Loans pursuant to Sections 2.20 and 2.21 of the Existing Credit Agreement;

WHEREAS, the Borrower desires to amend the Existing Credit Agreement to, among other things, (i) incur Other Term Loans which shall extend the maturity on the Tranche B-1 Term Loans (the “Extended Term Loans”), (ii) obtain Incremental Term Loans in aggregate principal amount of up to $100,000,000 (the “2018 Incremental Term Loans”) and (iii) add a new Class of Term Loans consisting of all of the Extended Term Loans and all of the 2018 Incremental Term Loans, collectively in aggregate principal amount of $397,750,000 (the “Tranche B-2 Term Loans”; the commitments and Tranche B-2 Participation Notices, as applicable, in respect of such Tranche B-2 Term Loans, the “Tranche B-2 Term Loan Commitments”; and the Lenders with Tranche B-2 Term Loan Commitments and any permitted assignees thereof, the “Tranche B-2 Lenders”) which will be available on the Second Amendment Effective Date (as defined below) to refinance all Tranche B-1 Term Loans outstanding under the Existing Credit Agreement immediately prior to effectiveness of this Amendment (the “Existing Term Loans”) and which Tranche B-2 Term Loans shall constitute Other Term Loans and Term Loans (as applicable) for all purposes of the Credit Agreement and the other Loan Documents.

WHEREAS, each Lender holding Existing Term Loans under the Existing Credit Agreement immediately prior to effectiveness of this Amendment (each, an “Existing Term Lender”) executing and delivering a notice of participation in the Tranche B-2 Term Loans in the form attached as Exhibit A hereto (a “Tranche B-2 Participation Notice”) and electing the cashless settlement option therein (each such Existing Term Lender in such capacity and with respect to the Existing Term Loans so elected, a “Converting Lender” and, together with each other Person executing and delivering a Tranche B-2 Participation Notice or otherwise providing a Tranche B-2 Term Commitment, the “Participating Lenders”) shall be deemed to have exchanged on the Second Amendment Effective Date all (or such lesser amount allocated to such Lender by the Lead Arranger (as defined below)) of its outstanding Tranche B-1 Term Loans (which Tranche B-1 Term Loans shall thereafter no longer be deemed to be outstanding) for an equal aggregate principal amount of Tranche B-2 Term Loans, and such Lender shall thereafter become a Tranche B-2 Lender under the Credit Agreement.

WHEREAS, RBC agrees to act as fronting bank for the syndication of the Tranche B-2 Term Loans (in such capacity, the “Fronting Bank”), and the Fronting Bank will purchase, and the Existing Term Lenders will sell to the Fronting Bank, immediately prior to effectiveness of this Amendment, the outstanding principal amount of Tranche B-1 Term Loans that are not exchanged for Tranche B-2 Term Loans held by (i) each Existing Term Lender that executes and delivers a Tranche B-2 Participation Notice and elects the cash settlement option therein (the “Non-Converting Lenders”) and (ii) each Existing Term Lender that does not execute and deliver a Tranche B-2 Participation Notice (the “Non-Participating Lenders”) (such term loans described in this recital, the “Reallocated Term Loans”).

WHEREAS, to the extent there exist any Reallocated Term Loans, the Fronting Bank shall be deemed to exchange on the Second Amendment Effective Date such Reallocated Term Loans on a cashless settlement basis for an equal aggregate principal amount of Tranche B-2 Term Loans under the Credit Agreement, and such Reallocated Term Loans shall promptly (but not later than 30 days following the Second Amendment Effective Date (or such later date as may be agreed to by the Fronting Bank in its sole discretion)) thereafter be purchased by Tranche B-2 Lenders (those Tranche B-2 Lenders other than the Existing Term Lenders, the “New Lenders”) Non-Converting Lenders, and Existing Term Lenders that have elected to purchase additional Tranche B-2 Term Loans, each in accordance with such Tranche B-2 Lenders’ respective Tranche B-2 Term Loan Commitment and as allocated by RBC Capital Markets in its capacity as a Lead Arranger (the “Lead Arranger”) hereunder (in each case, subject to the prior written consent of the Borrower); and

WHEREAS, contemporaneously with the effectiveness of the Tranche B-2 Term Commitments on the Second Amendment Effective Date, the Borrower wishes to (a) make certain amendments to the Existing Credit Agreement to provide for the incurrence of the Tranche B-2 Term Loans and (b) make certain other modifications to the Existing Credit Agreement set forth herein.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.	Existing Credit Agreement Amendments. Effective as of the Second Amendment Effective Date, the Existing Credit Agreement is hereby amended as follows:

(a)	Global Amendments to Certain Definitions. Each reference to “Tranche B-1 Term Loan” and “Tranche B-1 Term Loans”, as applicable, contained in Section 1.07(a) and Section 2.10 is replaced with a reference to “Tranche B-2 Term Loan” or “Tranche B-2 Term Loans”, as appropriate.

(b)	Section 1.01 of the Existing Credit Agreement is hereby amended by inserting the following new definitions in their correct alphabetical order:

“Second Amendment” means that certain Second Amendment to this Agreement, dated as of June 19, 2018, among the Borrower, the other Loan Parties party thereto, the Lenders party thereto, and the Administrative Agent.

“Second Amendment Effective Date” means the “Second Amendment Effective Date” under and as defined in the Second Amendment.

“Tranche B-2 Term Commitments” means the “Tranche B-2 Term Commitments” as defined in Second Amendment.

“Tranche B-2 Term Loans” means the “Tranche B-2 Term Loans” as defined in Second Amendment.

“Tranche B-2 Term Loan Lender” means any Lender with a Tranche B-2 Term Loan Commitment or an outstanding Tranche B-2 Term Loan.

(c)	The definition of “Term Maturity Date” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended in its entirely with the following:

“Term Maturity Date” means April 15, 2025 (or, with respect to any Term Lender that has the maturity date of its Term Loans pursuant to a Permitted Amendment, the extended maturity date set forth in any such Loan Modification Agreement with respect thereto).

(d)	Section 2.01 of the Existing Credit Agreement is hereby amended by adding the following new clause (c) at the end thereof:

“(c) Subject to the terms and conditions set forth herein and in the Second Amendment, each Tranche B-2 Term Loan Lender with a Tranche B-2 Term Commitment severally made or exchanged, as applicable, on the Second Amendment Effective Date, agrees to make a Tranche B-2 Term Loan to the Borrower denominated in Dollars in an amount equal to such Tranche B-2 Term Loan Lender’s Tranche B-2 Term Commitment. The Borrower may make only one borrowing under the Tranche B-2 Term Commitments, which shall be on the Second Amendment Effective Date. Each Lender’s Tranche B-2 Term Commitment shall terminate immediately and without further action on the Second Amendment Effective Date after giving effect to the funding of such Lender’s Tranche B-2 Term Commitment on such date. Amounts borrowed under this Section 2.01(b) and repaid or prepaid may not be reborrowed. Tranche B-2 Term Loans may be ABR Loans or Eurodollar Loans, as further provided herein.”

(e)	Section 2.10(a) of the Credit Agreement is hereby amended by replacing the repayment schedule contained therein in its entirety with the following:

Payment Date	Amortization Payment
June 30, 2018	N/A
September 30, 2018	$1,000,000
December 31, 2018	$1,000,000
March 31, 2019	$1,000,000
June 30, 2019	$1,000,000
September 30, 2019	$1,000,000
December 31, 2019	$1,000,000
March 31, 2020	$1,000,000
June 30, 2020	$1,000,000

September 30, 2020	$1,000,000
December 31, 2020	$1,000,000
March 31, 2021	$1,000,000
June 30, 2021	$1,000,000
September 30, 2021	$1,000,000
December 31, 2021	$1,000,000
March 31, 2022	$1,000,000
June 30, 2022	$1,000,000
September 30, 2022	$1,000,000
December 31, 2022	$1,000,000
March 31, 2023	$1,000,000
June 30, 2023	$1,000,000
September 30, 2023	$1,000,000
December 31, 2023	$1,000,000
March 31, 2024	$1,000,000
June 30, 2024	$1,000,000
September 30, 2024	$1,000,000
December 31, 2024	$1,000,000
March 31, 2025	$1,000,000

(f)	Section 2.11(d) of the Existing Credit Agreement is hereby amended by replacing “December 31, 2018” with “December 31, 2019”.

2.	Tranche B-2 Term Loans. Subject to the terms and conditions set forth herein, each Tranche B-2 Term Loan Lender severally agrees to exchange Existing Term Loans for Tranche B-2 Term Loans and/or make Tranche B-2 Term Loans to the Borrower in a single borrowing in Dollars on the Second Amendment Effective Date. The Tranche B-2 Term Loans shall be subject to the following terms and conditions:

(a)	Terms Generally. Other than as set forth herein, for all purposes under the Credit Agreement and the other Loan Documents, the Tranche B-2 Term Loans shall have the same terms as the Tranche B-1 Term Loans under the Existing Credit Agreement and shall be treated for purposes of voluntary and mandatory prepayments and all other terms as Tranche B-1 Term Loans under the Existing Credit Agreement.

(b)	Proposed Borrowing. Notwithstanding any other provisions of the Credit Agreement or any other Loan Document to the contrary, solely for purposes of the Tranche B-2 Loans to be borrowed by the Borrower on the Second Amendment Effective Date, this Amendment shall constitute a Borrowing Request by the Borrower to borrow the Tranche B-2 Term Loans from the Tranche B-2 Term Loan Lenders under the Credit Agreement.

(c)	New Lenders. Each New Lender (i) confirms that it has received a copy of the Existing Credit Agreement and the other Loan Documents and the exhibits and schedules thereto, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and the Credit Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, or the Lead Arranger or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender, as the case may be, in each case, in accordance with the terms thereof as set forth in the Credit Agreement. Each New Lender acknowledges and agrees that it shall become a “Tranche B-2 Term Loan Lender” and a “Term Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall have all rights of a “Tranche B-2 Term Loan Lender” and a “Term Lender” thereunder.

(d)	Credit Agreement Governs. Except as set forth in this Amendment, the Tranche B-2 Term Loans shall otherwise be subject to the provisions of the Credit Agreement and the other Loan Documents.

(e)	Exchange Mechanics.

(i)	On the Second Amendment Effective Date, upon the satisfaction or waiver (by the Lead Arranger) of the conditions set forth in Section 5 hereof, the outstanding principal amount of Existing Term Loans of each Converting Lender exchanged pursuant to this Amendment shall be deemed to be exchanged for an equal outstanding principal amount of Tranche B-2 Term Loans under the Credit Agreement. Such exchange shall be effected by book entry in such manner, and with such supporting documentation, as may be reasonably determined by the Administrative Agent in its sole discretion in consultation with the Borrower. It is acknowledged and agreed that each Converting Lender has agreed to accept as satisfaction in full of its right to receive payment on the outstanding amount of Existing Term Loans of such Converting Lender the conversion of its Existing Term Loans into Tranche B-2 Term Loans in accordance herewith, in lieu of the prepayment amount that would otherwise be payable by the Borrower pursuant to the Credit Agreement in respect of the outstanding amount of Existing Term Loans of such Converting Lender. Notwithstanding anything to the contrary herein or in the Credit Agreement, each Converting Lender hereby waives any rights or claims to compensation pursuant to Section 2.16 of the Credit Agreement in respect of its Existing Term Loans exchanged for Tranche B-2 Term Loans.

(ii)

(A) To the extent there exist any Reallocated Term Loans, the Fronting Bank shall be deemed to exchange on the Second Amendment Effective Date such Reallocated Term Loans on a cashless settlement basis for an equal aggregate principal amount of Tranche B-2 Term Loans under the Credit Agreement and (B) promptly following the Second Amendment Effective Date (but not later than 30 days following the Second Amendment Effective Date (or such later date as may be agreed to by the Fronting Bank in its sole discretion)), each New Lender, each Non-Converting Lender and each Existing Term Lender purchasing additional Tranche B-2 Term Loans shall purchase from the Fronting Bank the Tranche B-2 Term Loans (i) exchanged for or applied to the repayment of such Reallocated Term Loans or (ii) constituting 2018 Incremental Term Loans, in each case as directed by the RBC Capital Markets in its capacity as a Lead Arranger hereunder, in accordance with such Tranche B-2 Term Lender’s Tranche B-2 Term Loan Commitment and as allocated by the RBC Capital Markets in its capacity as a Lead Arranger hereunder. Purchases and sales of Reallocated Term Loans, 2018 Incremental Term Loans and Tranche B-2 Term Loans shall be without representations from the Fronting Bank other than as provided for in the relevant Assignment and Assumption.

3.	Effective Date Conditions. This Amendment will become effective on the date (the “Second Amendment Effective Date”), on which each of the following conditions have been satisfied (or waived by the Lead Arranger) in accordance with the terms therein:

(a)	the Administrative Agent (or its counsel) shall have received from each of the Borrower, the other Loan Parties party hereto and the Participating Lenders, either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed counterpart of this Amendment) that such party has signed a counterpart to this Amendment (which, in the case of the Participating Lenders, may be in the form of a Tranche B-2 Participation Notice);

(b)	the Administrative Agent shall have received fully executed and delivered Tranche B-2 Term Loan Commitments from Tranche B-2 Term Lenders representing 100% of the aggregate principal amount of the Tranche B-2 Term Loans;

(c)	the Administrative Agent shall have received a certificate of each Loan Party, dated as of the Second Amendment Effective Date and executed by a secretary, assistant secretary or other senior officer (as the case may be) thereof (A) certifying and attaching the resolutions or similar consents adopted by such Loan Party approving or consenting to this Amendment and the Tranche B-2 Term Loans, (B) certifying that the certificate or articles of organization or formation and by-laws or operating (or limited liability company) agreement of such Loan Party either (x) have not been amended since the Closing Date or (y) are attached as an exhibit to such certificate, and (C) certifying as to the incumbency and specimen signature of each officer executing this Amendment and any related documents on behalf of such Loan Party ;

(d)	the Administrative Agent shall have received a certificate of the Borrower certifying as to the matters set forth in clauses (f) and (g) below;

(e)	(i) the Administrative Agent shall have received all fees and other amounts previously agreed to in writing by the Lead Arranger and the Borrower to be due on or prior to the Second Amendment Effective Date, including, to the extent invoiced at least three Business Days prior to the Second Amendment Effective Date (or such later date as is reasonably agreed by the Borrower), including legal fees and expenses and the fees and expenses of any other advisors in accordance with the terms of the Credit Agreement and (ii) all accrued interest and fees in respect of the Existing Term Loans outstanding immediately prior to effectiveness of this Amendment shall have been paid;

(f)	the representations and warranties in Section 6 of this Amendment shall be true and correct in all material respects on and as of the Second Amendment Effective Date; provided that, (A) in the case of any such representation and warranty which expressly relates to a given date or period, such representation and warranty shall be true and correct in all material respects as of the respective date or for the respective period, as the case may be and (B) if any such representation and warranty is qualified by “material”, “material adverse effect” or similar term or qualification such representation and warranty shall be true and correct in all respects;

(g)	no Default or Event of Default shall exist on the Second Amendment Effective Date before or after giving effect to the effectiveness of this Amendment and the incurrence of the Tranche B-2 Term Loans;

(h)	the Administrative Agent shall have received a certificate dated as of the Second Amendment Effective Date in substantially the form of Exhibit P to the Credit Agreement from the chief financial officer (or other officer with reasonably equivalent responsibilities) of the Borrower certifying as to the matters set forth therein;

(i)	the Administrative Agent shall have received a customary written opinion (addressed to the Administrative Agent and the Lenders and dated as of the Second Amendment Effective Date) of Winston & Strawn LLP, New York and Delaware counsel for the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent;

(j)	the Administrative Agent shall have received (on behalf of the New Lenders) all documentation at least three Business Days prior to the Second Amendment Effective Date and other information about the Loan Parties that shall have been reasonably requested in writing at least ten Business Days prior to the Second Amendment Effective Date and the Administrative Agent has reasonably determined is required by United States regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation Title III of the USA Patriot Act; and

(k)	To the extent the Borrower qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230, the Borrower shall have delivered a certification regarding beneficial ownership with respect to itself as required by 31 C.F.R. § 1010.230.

4.	ABL/Term Loan Intercreditor Agreement Amendment Authorization. The Lenders hereby agree that, upon the occurrence of the Second Amendment Effective Date, the Administrative Agent is, on behalf of the lenders, expressly authorized to enter into an amendment to the terms of the ABL/Term Loan Intercreditor Agreement (the “Intercreditor Amendment”) to replace the reference to “$165,000,000” contained in clause (i) of the definition of “Maximum ABL Facility Amount” contained therein with a reference to “$220,000,000”. The Lenders hereby further agree that they shall continue to be bound by the terms of the ABL/Term Loan Intercreditor Agreement, as amended by the Intercreditor Amendment.

5.	Representations and Warranties. By its execution of this Amendment, each Loan Party hereby represents and warrants that:

(a)	such Loan Party has all requisite organizational power and authority to make, deliver and perform its obligations under this Amendment and has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Amendment;

(b)	such Loan Party has duly executed and delivered this Amendment and this Amendment constitutes the legal, valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of good faith and fair dealing;

(c)	no material consent or approval of, registration or filing with, or any other action by, any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment, except for (a) the approvals, consents, exemptions, authorizations, actions, notices and filings that have been duly obtained, taken, given or made and are in full force and effect and (b) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make would not reasonably be expected to have a Material Adverse Effect;

(d)	the execution, delivery and performance of this Amendment by the Loan Parties hereto will not (a) contravene the terms of the Organizational Documents of the Loan Parties, (b) violate any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject or violate any applicable material Law except to the extent that such breach, contravention or violation would not reasonably be expected to have a Material Adverse Effect or (c) breach or result in a default under (i) the ABL Credit Agreement or the ABL/Term Loan Intercreditor Agreement or (ii) any other material contractual obligation to which such Loan Party is a party or is otherwise bound which violation, except in the case of this clause (c) to the extent that such breach or default would not reasonably be expected to result in a Material Adverse Effect; and

(e)	both immediately before and after giving effect to the Second Amendment Effective Date and the incurrence and/or exchange of the Tranche B-2 Term Loans, (i) the representations and warranties of the Loan Parties set forth in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects (or, in the case of any such representation and warranty that is qualified by “material”, “material adverse effect” or a similar term, in all respects), in each case, on and as of the Second Amendment Effective Date with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date, except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (or, in the case of any such representation and warranty that is qualified by “material”, “material adverse effect” or a similar term, in all respects) as of such earlier date and (ii) no Default or Event of Default shall have occurred and be continuing on the Second Amendment Effective Date or would result from the consummation of this Amendment and the transactions contemplated hereby.

6.	Use of Proceeds. The proceeds of the Tranche B-2 Term Loans shall be applied (i) first, in exchange for or to prepay in full the aggregate principal amount of the Existing Term Loans outstanding on the Second Amendment Effective Date in accordance with the terms hereof and (ii) thereafter, for any other purposes not otherwise inconsistent with the Credit Agreement.

7.	Reaffirmation of the Loan Parties; Reference to and Effect on the Credit Agreement and the other Loan Documents.

(a)	Each Loan Party hereby consents to the amendment of the Credit Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Amendment, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Credit Agreement, this Amendment or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Amendment. For greater certainty and without limiting the foregoing, each Loan Party hereby confirms that the existing security interests and/or guarantees granted by such Loan Party in favor of the Secured Parties pursuant to the Loan Documents in the Collateral described therein shall continue to secure the obligations of the Loan Parties under the Credit Agreement and the other Loan Documents as and to the extent provided in the Loan Documents. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force.

(b)	Except to the extent expressly set forth in this Amendment, the execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

(c)	On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Amendment”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

8.	Prepayment Notice. The Participating Lenders and the Fronting Bank party hereto, which constitute the Required Lenders, and the Administrative Agent hereby waive the requirement under Section 2.11(f) of the Credit Agreement to provide notice to the Administrative Agent not less than three Business Days prior to the prepayment of the Existing Term Loans that are Eurodollar Loans and not less than one Business Day prior to the prepayment of the Existing Term Loans that are ABR Loans contemplated herein. It is understood and agreed that notwithstanding any provisions of the Credit Agreement or any other Loan Document to the contrary this Amendment shall serve as the notice referred to in Section 2.11(f) of the Credit Agreement.

9.	Notice of Refinancing. Pursuant to this Amendment, the Borrower hereby requests a Borrowing of Tranche B-2 Term Loans in an aggregate principal amount of $397,750,000 with such Borrowing to be made on the Second Amendment Effective Date and to have an Interest Period of one month.

10.	Notice. For purposes of the Credit Agreement, the initial notice address of each New Lender shall be as separately identified to the Administrative Agent.

11.	Tax Forms. For each New Lender, delivered herewith to the Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such New Lender may be required to deliver to the Administrative Agent pursuant to Section 2.17 of the Credit Agreement.

12.	Recordation of the New Loans. Upon execution and delivery hereof, the Administrative Agent will record the Tranche B-2 Term Loans made by each Participating Lender in the Register.

13.	Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except as permitted by Section 9.02 of the Credit Agreement.

14.	Integration. This Amendment, the other Loan Documents and any separate letter agreements with respect to fees payable to the Lead Arranger and/or the Administrative Agent or the syndication of the Tranche B-2 Term Loans and commitments related thereto constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall not constitute a novation of any amount owing under the Credit Agreement and all amounts owing in respect of principal, interest, fees and other amounts pursuant to the Credit Agreement and the other Loan Documents shall, to the extent not paid or exchanged on or prior to the Second Amendment Effective Date, continue to be owing under the Credit Agreement or such other Loan Documents until paid in accordance therewith.

15.	GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTION 9.09 OF THE CREDIT AGREEMENT IS HEREBY INCORPORATED BY REFERENCE INTO THIS AMENDMENT AS IF SUCH PROVISION WERE SET FORTH IN FULL HEREIN MUTATIS MUTANDIS AND SHALL APPLY HERETO.

16.	Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

17.	Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by email as a “.pdf” or “.tif” attachment shall be effective as delivery of a manually executed counterpart of this Amendment.

18.	WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

19.	Loan Document. On and after the Second Amendment Effective Date, this Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first set forth above.

INSTALLED BUILDING PRODUCTS, INC.

By:	/s/ Michael T. Miller
Name:	Michael T. Miller
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Second Amendment to Term Loan Credit Agreement]

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EASTERN CONTRACTOR SERVICES LIMITED LIABILITY COMPANY
ECOLOGIC ENERGY SOLUTIONS, LLC
EDWARDS/MOONEY & MOSES, LLC
EMPER HOLDINGS, LLC
FIBERCLASS INSULATION, LLC
FORT WAYNE URETHANE, LLC
GARAGE DOOR SYSTEMS, LLC
GOLD INSULATION, INC.
G-T-G, LLC
HORIZON ELECTRIC SERVICES, LLC
HINKLE INSULATION & DRYWALL COMPANY, INCORPORATED
IBHL A HOLDING COMPANY, INC.
IBHL B HOLDING COMPANY, INC.
IBHL II-A HOLDING COMPANY, INC.

By:	/s/ Michael T. Miller

Name:	Michael T. Miller
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Second Amendment to Term Loan Credit Agreement]

IBHL II-B HOLDING COMPANY, INC.
IBP ARCTIC EXPRESS, LLC
IBP ASSET, LLC
IBP ASSET II, LLC
IBP CORPORATION HOLDINGS, INC.
IBP EXTERIORS, INC.
IBP HOLDINGS, LLC
IBP HOLDINGS II, LLC
IBP OF MANSFIELD, LLC
IBP OF OKLAHOMA, LLC
IBP OF SAN ANTONIO, LLC
IBP OF TOLEDO, LLC
IBP TEXAS ASSETS I, LLC
IBP TEXAS ASSETS II, LLC
IBP TEXAS ASSETS III, LLC
INSTALLED BUILDING PRODUCTS, LLC
INSTALLED BUILDING PRODUCTS II, LLC
INSTALLED BUILDING PRODUCTS OF HOUSTON, LLC
INSTALLED BUILDING PRODUCTS—PORTLAND, LL
INSTALLED BUILDING SOLUTIONS II, LLC
INSULATION NORTHWEST, LLC
INSULATION WHOLESALE SUPPLY, LLC
INSULVAIL, LLC
KEY INSULATION OF AUSTIN, LLC
KEY INSULATION OF SAN ANTONIO, LLC
LAKESIDE INSULATION, LLC
LAYMAN BROTHERS INSULATION, LLC
LKS TRANSPORTATION, LLC
LOVEDAY INSULATION, LLC
M&D INSULATION, LLC
MAP INSTALLED BUILDING PRODUCTS OF SAGAMORE, LLC
MAP INSTALLED BUILDING PRODUCTS OF SEEKONK, LLC
MARV’S INSULATION, INC.
METRO HOME INSULATION, LLC
MID SOUTH CONSTRUCTION AND BUILDING PRODUCTS, INC.
MIG BUILDING SYSTEMS, LLC
MIG BUILDING SYSTEMS OF EAST SYRACUSE, LLC
MOMPER INSULATION OF CROWN POINT, LLC
MOMPER INSULATION OF ELKHART, LLC
MOMPER INSULATION OF FORT WAYNE, LLC
NORTHWEST INSULATION, LLC
OJ INSULATION HOLDINGS, INC.
PACIFIC PARTNERS INSULATION NORTH, A BDI COMPANY, LLC
PACIFIC PARTNERS INSULATION SOUTH, A BDI COMPANY, LLC
PARKER INSULATION AND BUILDING PRODUCTS, LLC

By:	/s/ Michael T. Miller

Name:	Michael T. Miller
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Second Amendment To First Lien Credit Agreement]

PEG, LLC

RAJAN, LLC

ROCKFORD INSULATION, LLC

SIERRA INSULATION CONTRACTORS II, LLC

SOUTHERN INSULATORS, LLC

SPEC 7 INSULATION CO., LLC

SUPERIOR INSULATION, LLC

SUPERIOR INSULATION SERVICES, LLC

TCI CONTRACTING, LLC

TCI CONTRACTING OF CHARLESTON, LLC

TCI CONTRACTING OF HILTON HEAD, LLC

TCI CONTRACTING OF KENTUCKY, LLC

TCI CONTRACTING OF MEMPHIS, LLC

TCI CONTRACTING OF NASHVILLE, LLC

TCI CONTRACTING OF THE GULF, LLC

THERMAL CONTROL INSULATION, LLC

TIDEWATER INSULATORS, LLC

TOWN BUILDING SYSTEMS, LLC

TRILOK INDUSTRIES, INC.

U.S. INSULATION CORP.

WATER-TITE COMPANY, LLC

WILSON INSULATION COMPANY, LLC

ELITE SPRAY FOAM OF LAS VEGAS, LLC

ASTRO INSULATION OF ILLINOIS, LLC

ENERGY SAVERS OF LOUISVILLE, LLC

A+ INSULATION OF KANSAS CITY, LLC

SUBURBAN INSULATION, INC.

ROCKET INSULATION, LLC

ADVANCED INSULATION, LLC

GREEN STAR PLUS INSULATION, LLC

INSTALLED BUILDING MATERIAL SUPPLY, LLC

By:	/s/ Michael T. Miller

Name:	Michael T. Miller
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Second Amendment To First Lien Credit Agreement]

GOLD STAR INSULATION, L.P.

By: Gold Insulation, Inc., its General Partner

By:	/s/ Michael T. Miller

Name:	Michael T. Miller
Title:	Executive Vice President and Chief Financial Officer

OJ INSULATION, L.P.

By: OJ Insulation Holdings, Inc., its General Partner

By:	/s/ Michael T. Miller

Name:	Michael T. Miller
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Second Amendment To First Lien Credit Agreement]

ROYAL BANK OF CANADA, as Administrative Agent

By:	/s/ Ann Hurley
Name: Ann, Hurley
Title: Manager, Agency

[Signature Page to Second Amendment to Term Loan Credit Agreement]

ROYAL BANK OF CANADA, as Fronting Bank

By:	/s/ James S. Wolfe
Name: James S. Wolfe
Title: Managing Director
Head of Global Leveraged Finance

[Signature Page to Second Amendment to Term Loan Credit Agreement]

EXHIBIT A

Form of Tranche B-2 Participation Notice

Royal Bank of Canada, as Administrative Agent

20 King Street West, 4th Floor

Toronto, Ontario M5H 1C4 Canada

Attention:          Manager, Agency Services

Telephone:        (416) 842-5196

Fax:                   (416) 842-4023

INSTALLED BUILDING PRODUCTS, INC.

Tranche B-2 Participation Notice

Ladies and Gentlemen:

Reference is made to the Second Amendment (the “Amendment”) to that certain Term Loan Credit Agreement, dated as of April 13, 2017 (as amended by that First Amendment to the Term Loan Credit Agreement, dated as of November 30, 2017, and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among INSTALLED BUILDING PRODUCTS, INC. (the “Borrower”), the Lenders party thereto from time to time and ROYAL BANK OF CANADA (“RBC”), as administrative agent (in such capacity, the “Administrative Agent”). Unless otherwise specified herein, capitalized terms used but not defined herein are used as defined in the Amendment.

By delivery of this letter agreement (this “Tranche B-2 Participation Notice”), each of the undersigned (each a “Participating Lender”), hereby irrevocably consents to the Amendment and the amendment of the Credit Agreement contemplated thereby and (check as applicable):

NAME OF PARTICIPATING LENDER:

AMOUNT OF EXISTING TERM LOANS OF  SUCH PARTICIPATING LENDER: $

☐	Cashless Settlement Option. Hereby (i) elects, upon the Second Amendment Effective Date, to exchange the full amount (or such lesser amount as may be allocated by the Lead Arranger) of the outstanding Existing Term Loans of such Participating Lender for an equal outstanding amount of Tranche B-2 Term Loans under the Credit Agreement and (ii) represents and warrants to the Administrative Agent that it has the organizational power and authority to execute, deliver and perform its obligations under this Tranche B-2 Participation Notice and the Amendment (including, without limitation, with respect to any exchange contemplated hereby) and has taken all necessary corporate and other organizational action to authorize the execution, delivery and performance of this Tranche B-2 Participation Notice and the Amendment.

☐

Cash Settlement Option. Hereby (i) elects to have the full amount (or such lesser amount as may be allocated by the Lead Arranger) of the outstanding Existing Term Loans of such Participating Lender repaid or purchased and agrees to promptly (but in any event, on or prior to the date that is 30 days following the Second Amendment Effective Date) purchase (via assignment and assumption) an equal amount of Tranche B-2 Term Loans and (ii) represents and warrants to the Administrative Agent that it has the organizational power and authority to execute, deliver and perform its obligations under this Tranche B-2 Participation Notice and the Amendment (including, without limitation, with respect to any exchange contemplated hereby) and has taken all necessary corporate and other organizational action to authorize the execution, delivery and performance of this Tranche B-2 Participation Notice and the Amendment.

[Signature Page Follows]

Very truly yours,

,

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Tranche B-2 Participation Notice]